May 2008 Investor Presentation

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May 2008

 Safe Harbor Statement
 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-
 looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings and business strategy. These statements often included words such as “may,”
 “will,” “believe,” “expect,” “anticipate,” “predict,” “intend,” “plan,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.
 These factors include but are not limited to: the timing of regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2007 which was filed with the SEC on March 6, 2008, and the uncertainties set forth from time to time in the Company’s other periodic reports, filings and public statements. You should keep in mind that any forward-looking statements made speak only as of the date on which they were made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect
 us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results.

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May 2008

Summary - United Western Bancorp, Inc.
☐ NASDAQ: UWBK
☐ $2 Billion Assets
☐ 7.3 Million Shares Outstanding
☐ $17.13 per share*
☐ $124.5 Million Market Capitalization*
☐ Dividend Yield 1.40%*
☐ Holding company for two primary subsidiaries:
 ■ United Western Bank - Denver, CO
 ■ Sterling Trust Company - Waco, TX
*As of April 30, 2008

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May 2008

Who we are
☐ United Western Bank
 ■ One of three publicly traded banks headquartered in the State
 ■ Traditional community bank - target businesses first, consumers second
 ■ Re-directed in early 2006 from wholesale (mortgage) to community banking
☐ Sterling Trust Company
 ■ Nondiscretionary trust company regulated by Texas Department of Banking
 ■ Primarily custodian for IRA and other qualified plan assets
 ■ Second largest trust company of its kind in the U.S.
 ■ $4.62 billion under administration, approximately 61,000 accounts at March
 31, 2008
 ■ $392 million of customer deposits in United Western Bank at March 31, 2008

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May 2008

United Western Bank - Strategy
☐ Create new independent bank brand in 2006
☐ Capitalize on dynamic Colorado banking environment and growing economy
☐ Recruit veteran bankers disenfranchised by banking consolidation
☐ Build exceptional “local” banking branches - regional banking model
☐ Combine “private banking feel” with top technology to differentiate from our competition

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May 2008

United Western Bank -
our new “independent” brand
☐ UWB name launched in 2006
☐ “United” and “Western”
 ■ Two recognizable Colorado
 community bank names
 ■ Consolidated
☐ Branding in population center
 ■ 82% of Colorado population in
 Front Range
 ■ 75 miles north and 75 miles
 south of Denver
☐ New $2 billion community bank
 brand in a vibrant economy and
 banking market = growth
 potential

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May 2008

Colorado Economy    Colorado Bank Market
☐ Colorado growth metrics
 ■ Population growth continues at a
 steady 2%, ranking 8th overall in
 the nation (December 2007) 1
 ■ Job growth - 60,300 jobs since
 February 2007 2
☐ National rankings
 ■ 10th fastest increase in personal
 income3
 ■ Ranked 8th for population growth
 2000-20054
 ■ Ranked 5th in attracting and
 creating new companies (2006) 4
☐ Colorado was the last state in the U.S. to
 allow branch banking - 1991
☐ Super-regionals polarize Colorado bank
 market
 ■ 62% deposit market share in the
 Front Range from 0% in 10 years
☐ Dominant community banks disappear -
 bankers remain
☐ Bankers and bank customers want
 alternatives to super-regionals, few other
 choices
1 Source: Colorado Division of Local Government, Demography Office
2 Source: Colorado Department of Labor & Employment, March 2008
3 Source: Rocky Mountain News (March 26, 2008)
4 Source: Colorado Business Outlook 2007, University of Colorado - Leeds School of Business

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May 2008

United Western Bank -
Recruit the best bankers
☐ Bankers looking for new “local” opportunity
☐ Align interests
 ■ Make them owners, uncapped incentive plans, pay for performance
☐ Regional presidents - local banking teams, average 20 years in market
☐ Hired 162 “hand-picked” people through 2007
 ■ Sales, operations, credit and risk
 ■ Pre-hired for branch network now under construction
☐ Geographic market leadership model
 ■ High growth markets
 ■ Entrenched in the community
 ■ Local decision making
☐ Local advisory boards of directors targeting business relationships and consumer banking
 ■ Advisory board incentive plan is equity based
☐ Build physical offices with regional leadership input

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May 2008

United Western Bank -
Growing branch network
☐ “Best” locations - pay premium for location, breakeven target of 14 months
☐ Smaller distribution network - 12, not 100
☐ High visibility, branding opportunity
☐ Consistent construction theme - regional banking office, not “branch”
☐ Six locations open including five full branches and a loan production office
☐ Multiple locations in development
☐ More to come

May 2008
Downtown Tower
Denver Technological Center
Longmont
Cherry Creek
Fort Collins
Expanded branch locations

May 2008
United Western Bank -
Differentiation
☐ Private banking “feel” coupled with technology
☐ High touch - regional leadership runs markets, makes local decisions
☐ Invest in local communities - banker and board leadership
 entrenched
☐ Product & service offerings expanding
 ■ Metavante® core processor
 ■ Remote deposit capture
 ■ Sweep accounts
 ■ Online banking
☐ Entrepreneurial spirit + local autonomy + new technology +
 independent culture = United Western Bank

May 2008
Sterling Trust Company -
Core deposits
☐ Custodian, not asset manager
☐ Primarily self-directed IRAs, non-typical assets (real estate, etc.)
☐ Approximately 61,000 accounts - 11.53% CAGR since December 31,
 2002
☐ $4.62 billion under custody - 16.74% CAGR since
 December 31, 2002
☐ Accounts maintain liquidity - cash consolidated into United Western Bank
☐ $392 million of deposits at United Western Bank at March 31, 2008
☐ Core to business plan for the foreseeable future
 ■ Opportunity to sell into bank customer base and vice versa

May 2008
Capital and Financial Strategy
☐ Change mix/shift balance sheet
 ■ Wholesale to community banking
☐ Called expensive trust preferred securities ($30 million
 at 9.81%)
☐ Repurchased 374,100 shares
☐ Initiated payment of quarterly dividend of $0.06 per share
☐ Divested non-core assets (2006)
☐ De-leverage wholesale assets on balance sheet over time
☐ UWBK leverage ratio 5.25% at March 31, 2008
☐ Bank’s core capital ratio 7.26% and total risk-based ratio 12.67% at
 March 31, 2008

May 2008
*
Balance Sheet Transition:
Runoff Wholesale Assets

Quarterly: 2006-2008
May 2008
Net Interest Margin

May 2008
First Quarter Results

Q4-2007 to Q1-2008:
Community Bank Loans Grow 16% - from $706 million to $820 million
Deposits Grow 3% - from $1.38 billion to $1.43 billion
May 2008
Loan Portfolio &
Deposits in Transition

May 2008
Loan Portfolio
☐ We provide vertical construction financing for local-based residential and commercial real estate developers.
☐ Our construction loans generally do not exceed 18 months in tenure, with the exception of some mountain communities requiring longer building cycles.
☐ We generally do not provide long-term permanent financing greater than five years on real estate construction or development projects.
☐ We do business with people we know, who stand behind their projects personally (recourse)

Deposit Composition

May 2008
Characteristics of SFR Portfolio
☐ Over 6.5 years seasoned
☐ Average loan size $146,000
☐ Rigorously underwritten when acquired
☐ Geographically diverse
☐ Average FICO scores over 700 when originated
☐ Reasonable loan-to-values and debt-to-income ratios
☐ Estimate current loan-to-value to be in the 60% range
☐ Not active in the subprime market and no intention of future involvement
☐ Improving credit quality with nonperforming loans decreasing over the past four quarters (Dollars in thousands):
 ■ Q2/2007 - $9,498
 ■ Q3/2007 - $8,993
 ■ Q4/2007 - $7,873
 ■ Q1/2008 - $6,963

May 2008
Investment Portfolios
☐ $602 million of MBS securities
☐ At March 31, 2008, approximately 99% AAA and AA rated,
 and 1% A rated CRA bonds
☐ 88% A collateral and 12% Alt-A

Quarterly: 2006-2008
May 2008
Allowance for Credit Losses

UWBK shareholders experienced a 33.53% growth in total share price since November 1, 2005 - from $12.83 on
November 1, 2005 to $17.13 at April 30, 2008, compared to a return on the SNL Thrift Index of (33.47%) and the
KBW Bank Index of (16.36%).
May 2008
Stock Performance

UWBK shareholders experienced a positive 35.38% total return since November 1, 2005 compared to a total return loss on CBHI of (44.06%) and a total return loss on COBZ of (33.44%).
May 2008
UWBK Total Return
vs. Colorado Peers

May 2008
UWBK - results say it all!

May 2008
A Promising Future - Growing Value
 ■ Experienced management
 ■ Well-established infrastructure
 ■ Strong employee base
 ■ Attractive demographics
 ■ Vibrant marketplace
 ■ Solid relationship with regulators
 ■ Compelling business model
 ■ Proven execution to date

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May 2008